UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 4, 2004

Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 859-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURE
PRESS RELEASE
PRESENTATION: FINANCIAL SUPPLEMENT AS OF 09/30/04

Item 2.02 Results of Operations and Financial Condition

     On November 4, 2004, Assurant, Inc. issued a press release reporting on its financial results for the three and nine months ended September 30, 2004 and 2003. The text of the press release, which is attached at Exhibit 99.1, and the statistical supplement which accompanied the press release, which is attached at Exhibit 99.2, are each incorporated by reference into this Item.

Exhibits

99.1	Press Release Dated November 4, 2004.

99.2	Presentation entitled “Assurant, Inc. Financial Supplement as of September 30, 2004”.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: November 4, 2004	By:	/s/ Katherine Greenzang

Katherine Greenzang
Senior Vice President, General Counsel and Secretary